                                   Rule 497(e)
                                   File No. 33-39171




                    AIG LIFE INSURANCE COMPANY
                        VARIABLE ACCOUNT I
                      PROSPECTUS SUPPLEMENT
                         August 15, 1997

      Supplement to the Individual and Group Single Premium
         and Flexible Premium Variable Annuity Contracts
                   Prospectus dated May 1, 1997


 . The following language is added to the end of the first paragraph under the "Summary of Expenses" table:

The table does not reflect the charges applicable to certain death benefit options offered under the Contracts. (See "Charges and Deductions - Deduction for Annual Ratchet Plan" on page ___; "Charges and Deductions - Deduction for Accidental Death Benefit" on page ___; "Death Benefit" on page ___.)


 . Under   the  section  "Charges  and  Deductions,"  insert  the
following two paragraphs:

Deduction for Annual Ratchet Plan

If the Owner has elected the Annual Ratchet Plan, the Company deducts for each Valuation Period an Annual Ratchet Plan Charge equal on an annual basis to .10% of the average daily net asset value of the Variable Account.

Deduction for Accidental Death Benefit

If the Owner has elected the Accidental Death Benefit, the Company deducts for each Valuation Period an Accidental Death
Benefit Charge equal on an annual basis to .05% of the average daily net asset value of the Variable Account.











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 . The section "DEATH BENEFIT" is deleted and the following language is substituted:

                          DEATH BENEFIT

Prior to the Annuity Date

In the event of an Owner s death prior to the Annuity Date, a death benefit is payable to the Beneficiary. The value of the death benefit will be determined as of the date We receive proof of death in a form acceptable to Us. If there has been a change of Owner, the death benefit will equal the Contract Value.
Otherwise, the death benefit will be calculated in accordance with the terms of one or more of the options described below, as designated by the Owner at the time of application.

Option I  -  Traditional Death Benefit

Under the Traditional Death Benefit, We will pay a death benefit equal to the greatest of:

1. the total of all Premium, reduced proportionately by withdrawals and surrenders;

2.     the Contract Value; or

3. the greatest of the Contract Value at the seventh Contract Anniversary if attained prior to Owner's attained age 76
       o r at the Contract Anniversary every seven years thereafter, plus any Premium paid and less any surrenders subsequent to that Contract Anniversary.

The Traditional Death Benefit will be in effect if:

1.     the Owner designates this option on the Application; or

2.     no method of settlement has been selected by the Owner.

Option II  -  Annual Ratchet Plan

If at the time of application, the Owner has selected a death benefit under the terms of the Annual Ratchet Plan, We will pay a death benefit equal to the greatest of:

1.     the total of all Premiums paid, less surrenders;

2.     the Contract Value; or

3. the greatest Contract Value at any Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender,

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       p l us  any  Premium  paid  subsequent  to  that  Contract
       Anniversary.

The Company deducts for each Valuation Period a daily charge for the Annual Ratchet Plan which is equal on an annual basis to .10% of the average daily net asset value of the Variable Account.

The Annual Ratchet Plan will be in effect if:

1.     the Owner designates this option on the Application; and

2.     the  Annual  Ratchet  Plan charge is shown on the Contract
       Schedule.

The Annual Ratchet Plan will cease to be in effect upon receipt by the Company of a written request by the Owner to discontinue this option.

Option III  -  Accidental Death Benefit

If at the time of application, the Owner has selected the Accidental Death Benefit, We will pay a death benefit equal to the lesser of:

1. the Contract Value as of the date the death benefit is determined; or

2.     $250,000.

The Company deducts for each Valuation Period a daily charge for the Accidental Death Benefit which is equal on an annual basis to
 .05%  of  the  average  daily  net  asset  value  of the Variable
Account.

The Accidental Death Benefit is payable if the death of the primary Owner occurs prior to the Contract Anniversary next following his/her 75th birthday as a result of an injury. The death must also occur before the Annuity Date and within 365 days of the date of the accident which caused the injury.

The Accidental Death Benefit will not be paid for any death caused by or resulting in whole or in part from the following:

1.     suicide or attempted suicide while sane or insane;

2.     intentionally self-inflicted injuries;

3. sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infection which results from the accidental ingestion of contaminated substances;


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4. injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation, except if the Owner is a passenger on a n y a ircraft licensed for the transportation of passengers;

5.     declared or undeclared war or any act thereof; or

6. service in the military, naval or air service of any country.

The Accidental Death Benefit will be in effect if:

1.     the Owner designates this option on the Application; and

2. the Accidental Death Benefit charge is shown on the Contract Schedule.

The Accidental Death Benefit will cease to be in effect upon receipt by the Company of a written request by the Owner to discontinue this option.

Payment to Beneficiary

Beneficiaries  under  the  Traditional  Death Benefit, the Annual
Ratchet Plan and the Accidental Death Benefit described above may elect the death benefit to be paid as follows:

1. payment of the entire death benefit within 5 years of the date of the Owner's death;

2. payment over the lifetime of the designated Beneficiary with distribution beginning within 1 year of the date of death of the Owner; or

3. if the designated Beneficiary is Your spouse, he/she can continue the Contract in his/her own name.

If  no payment option is elected, a single sum settlement will be made at the end of the sixty (60) day period following receipt of
proof  of  death.   Upon payment of a death benefit, the Contract
will end.

After the Annuity Date

If the Owner is a person other than the Annuitant, and if the Owner's death occurs on or after the Annuity Date, no death benefit will be payable under the Contract, except that any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of the Owner's death. If the Owner is not an individual, the


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Annuitant shall be treated as the Owner and any change of such named Annuitant, will be treated as if the Owner died.

Death of the Annuitant

If the Annuitant is a person other than the Owner, and if the Annuitant dies before the Annuity Date, a new Annuitant may be named by the Owner. If no new Annuitant is named within sixty
(60) days of Our receipt of proof of the Annuitant s death, the Owner will be deemed the new Annuitant. If an Annuitant dies after the Annuity Date, the remaining payments, if any, will be as specified in the Annuity Option elected. We will require proof of the Annuitant s death. Death benefits, if any, will be paid to the designated Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant s death.






































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